UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 30, 2015
(Date of earliest event reported)

Arête Industries, Inc.

(Exact name of registrant as specified in its charter)

COLORADO	33-16820-D	84-1508638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7260 Osceola Street
Westminster, CO 80030

(Address of principal executive offices) (Zip Code)

(303) 427-8688
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-   14(c)).

Explka

ITEM 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As reported in the Company’s Form 8-K filing dated December 30, 2015 and filed February 23, 2016, Arête Industries, Inc. (the “Company”) completed the asset acquisition as provided under a purchase and sale agreement executed on November 25, 2015, but effective December 1, 2015 (the "Wellstar Purchase and Sale Agreement") with Wellstar Corporation (the "Seller"), an unaffiliated corporation. The assets acquired are producing oil and gas leases located in Sumner County, Kansas and Kimball County, Nebraska (collectively, the "Properties" and individually, the "Padgett Properties" and the "Nebraska Properties"). The Company acquired 51% of Seller's interest (ranging from 47% to 100% of the working interests) in the Padgett Properties and acquired 100% of the Seller's interest (100% of the working interests) in the Nebraska Properties for aggregate consideration of $1,100,000 and the issuance of 1,000,000 shares of the Company's restricted common stock valued at $0.10 per share at the date of closing, or $100,000. This amendment to the Form 8-K amends and supplements Items 9.01 (a) and (b) of the aforementioned Form 8-K to provide the required financial statements and pro forma financial information that were not filed with such Form 8-K. A copy of the Wellstar Purchase and Sale Agreement was filed as Exhibit 10.2 to the 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

a)	Statements of Operating Revenues and Direct Operating Expenses of the Oil and Gas Working Interests acquired for the years ended December 31, 2015 and 2014.

b)	Unaudited Pro Forma Statements of Operations for the years ended December 31, 2015 and 2014.

The table below presents the purchase price allocation for the Wellstar Purchase and Sale Agreement:

Purchase Price allocation:	Amount
Cash	$1,100,000
Common Stock	100,000
Total Consideration	$1,200,000
Oil and gas properties	$1,404,493
Asset retirement obligation assumed	(204,493)
Total Purchase price allocation	$1,200,000

Pro-Forma information acquisition (unaudited)

The table below reflects unaudited pro forma results as if the acquisition of oil and gas properties had taken place as of January 1, 2014:

	December 31,
	2015	2014
Total revenue	$1,312,486	$3,384,674
Net income (loss)	(4,747,402)	473,283
Net income (loss) applicable to common shareholders	(4,747,402)	481,859

Earnings per share	$(0.34)	$0.04
Basic
Diluted	$(0.34)	$0.04

The unaudited pro forma data gives effect to the actual operating results of the acquired properties prior to the acquisition, adjusted to include the pro forma effect of depreciation, depletion, amortization and accretion based on the purchase price of the properties.

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.	Description
99.1
Statements of Operating Revenues and Direct Operating Expenses of the Oil and Gas Working Interests acquired for the years ended December 31, 2015 and 2014.
Unaudited Pro Forma Statements of Operations for the years ended December 31, 2015 and 2014.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARÊTE INDUSTRIES, INC.

Dated: August 4, 2016
	By:	/s/ Nicholas L. Scheidt
	Name:	Nicholas L. Scheidt
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1
Statements of Operating Revenues and Direct Operating Expenses of the Oil and Gas Working Interests acquired for the years ended December 31, 2015 and 2014.
Unaudited Pro Forma Statements of Operations for the years ended December 31, 2015 and 2014.